Investor Presentation March 2023

Forward-Looking Statement This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Biohaven Ltd. (the “Company”) and our planned and ongoing trials for our BHV-2100, troriluzole, BHV- 5500, BHV-1100, BHV-1200, Taldefgrobep Alfa, BHV-8000, BHV-7000 and BHV-7010 development programs, the timing of and the availability of data from our clinical trials, the timing and our decisions to proceed with our planned regulatory filings, the timing of and our ability to obtain regulatory approvals for our product candidates, the clinical potential utility of our product candidates, alone and as compared to other existing potential treatment options, and the potential advancement of our early phase programs including ARM™, MATE™, MODE™, TRPM3, TDP-43, UC1MT, TYK2/JAK1, and Kv7. The use of certain words, including “continue”, “plan”, “will”, “believe”, “may”, “expect”, “anticipate” and similar expressions, is intended to identify forward-looking statements. Investors are cautioned that any forward-looking statements, including statements regarding the future development, timing and potential marketing approval and commercialization of our development candidates, are not guarantees of future performance or results and involve substantial risks and uncertainties. Actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors including: the expected timing, commencement and outcomes of Biohaven's planned and ongoing clinical trials; the timing of planned interactions and filings with the Food and Drug Administration; the timing and outcome of expected regulatory filings; complying with applicable U.S. regulatory requirements; the potential commercialization of Biohaven's product candidates; the potential for Biohaven's product candidates to be first in class or best in class therapies; and the effectiveness and safety of Biohaven's product candidates. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company’s filings with the Securities and Exchange Commission, including within the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. This presentation also contains market data and other information based on industry publications, reports by market research firms or published independent sources. Some market data and information is also based on the Company’s good faith estimates, which are derived from management’s knowledge of its industry and such independent sources referred to above. Biohaven | Investor Presentation2 March 2023

Pfizer Acquisition of CGRP Platform $13B

Because we are passionate about the work we do everyday — FRANCINE Through state- of-the-art drug discovery and passionate scientists — LARRY With a powerful R&D engine — JAVIER We never forget patients need us. — JEREMY With a commitment to transforming patients’ lives — KATRINA

HIGH VALUE PLATFORMS INNOVATIVE PORTFOLIO PROVEN BUSINESS FORMULA Pursuing novel paths of science to transform the treatment of neurological and neuropsychiatric diseases A broad therapeutic portfolio addressing patient needs with intention. Formula for continued growth built upon past success of experienced team and a resilient focus on creating value for patients and shareholders

	INDICATION	PRECLINICAL / PHASE 1 / PHASE 2 / PHASE 3 / FILED
ION CHANNEL: Kv7 ACTIVATOR	Kv7	BHV-7000 | **Epilepsy, Bipolar Disorder**
		BHV-7010 | **Epilepsy, Mood Disorders**
ION CHANNEL: TRPM3 INHIBITOR	TRPM3	BHV-2100 | **Chronic Pain Disorders**
INFLAMMATORY: TYK2/JAK1 INHIBITOR	TYK2/JAK1	BHV-8000 | **Immune-Mediated Brain Disorders**
GLUTAMATE PLATFORM	Troriluzole	BHV-4157 | **Spinocerebellar Ataxia (SCA)**
		BHV-4157 | **Obsessive-compulsive Disorder (OCD)**
MYOSTATIN PLATFORM	Taldefgrobep Alfa	BHV-2000 | **Spinal Muscular Atrophy (SMA)**
BISPECIFIC TARGETED CELL THERAPY	CD-38	BHV-1100 | **Multiple Myeloma**
DISCOVERY RESEARCH	IgG Degrader	
	IgA Degrader	
	Next-Gen ADC Platform	

6

Key Programs

Kv7

Kv7 Ion Channels: Key Regulators of Neuronal Function


Axon initial segment
Node of Ranvier
Synapse
Neuron
Inner Ear
Stria Vascularis
Organ of Corti
Serosa
Muscle layer
Mucosa
Submucosa
Gastrointestinal tract
Cardiac Muscle
Adventitia
Media
Intima
Vascular tissue
Skeletal Muscle

5 FAMILY SUBTYPES

Primary localizations:

- Kv7.1: cardiac
- Kv7.2: CNS **BHV-7000/7010 activator**
- Kv7.3: CNS **BHV-7000/7010 activator**
- Kv7.4: smooth muscle and inner ear
- Kv7.5: vascular tissue, neurons, skeletal muscle

Source: PHYSIOLOGY 26: 365–376, 2011; doi:10.1152/physiol.00009.2011 (Maria Virginia Soldovieri,1, Francesco Miceli,2,3 and Maurizio Taglialatela1,2)

8 Biohaven | Investor Presentation March 2023

Kv7

Kv7 Potassium Channels Regulate Neuronal Excitability and Loss of Function Causes Epilepsy

Impaired Kv7 Channel Activity Causes Certain Types of Epilepsy

Loss-of-function mutations in Kv7.2 channel


Fp2-F4
F4-C4
C4-P4
P4-O2
Fp1-F3
F3-C3
C3-P3
P3-O3
Fp2-F8
F8-T4
T4-T6
T6-O2
Fp1-F7
F7-T3
T3-T5
T5-O1
Fz-Cz
Cz-Pz
ECG
resp
100µV
1 sec

Abnormal EEG with Epileptic Activity

Kv7 Activation Normalizes Action Potential Firing


Increased frequency of action potential firing
Normal frequency of action potential firing
Kv7 channel activator

Hyperexcitability — Epilepsy and Mood Disorders

Dalen Meurs-van der Schoor, Front Pediatr (2014).

Adapted from Wulff, Nat Rev Drug Discov (2009) .

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Biohaven | Investor Presentation

March 2023

Biohaven | Investor Presentation10 Kv7 PLATFORM Focal Epilepsy Potential Best-in-Class, Fast-Follower Approach Clinically validated mechanism of action Pursuing Differentiation Preclinical data suggests wide therapeutic index in the clinic by dialing out GABA risk (somnolence, sedation, dizziness) Translatability Preclinical data in epilepsy models is predictive of clinical efficacy Broad Potential in Adjacent Indications Warrants further evaluation in BPD, depression, pain, others Patent Protection Both BHV-7000 and BHV-7010 covered until 2039 Status Update BHV-7000 Phase 1 SAD/MAD study completed (Canada) BHV-7010 IND anticipated in 2023 March 2023

BHV-7000 is chemically stable to photo-oxidation BHV-7000 is selective for Kv7 over GABAA receptors a BHV-7000 has a wide therapeutic index preclinically a 1st and 2nd Gen Kv7 Activators Show Clinical Anti-seizure POC, But Off-target Activities, Opportunity for 3rd Gen Kv7 Differentiation XEN1101 • XEN1101 and ezogabine significantly greater GABAA receptor allosteric activators than BHV-7000 in vitroa • GABAA receptor activation: somnolence, dizziness, fatigue, diplopia Ezogabine XEN1101 BHV-7000 G A B A A A ct iv at io n a (% B as el in e) 0 20 40 60 GABAA Posi ive Allosteric Modulation % In cr ea se fr om b as el in e 10 µM BHV-7000 10 µM EZO 10 µM XEN1101 ✱✱ ✱✱ 0 20 40 60 GABAA Positive Allosteric Modulation % In cr ea se fr om b as el in e 10 µM BHV-7000 10 µM EZO 10 µM XEN1101 ✱✱ ✱✱ ** ** ** significantly different from BHV-7000, all tested at 10 µM EZOGABINE • Unstable when exposed to light • Label warnings for skin discoloration • Black box warning for retinal abnormalities/vision loss FDA Drug Safety Communication: Potiga (ezogabine) [04-26-2013] BHV-7000 • Potent activator of Kv7 channels • Effective and well-tolerated in preclinical seizure assays Th er ap eu tic In de x Ezogabineb XEN1101b BHV-7000a 10 20 30 40 50 Kv7 Biohaven | Investor Presentation11 a. Biohaven data on file (2022). b. Calculated as ratio of TD50 (rotarod) to ED50 (MES seizure assay) data presented by Xenon at Epilepsy Foundation Pipeline Conference, San Francisco (Feb 2018). Preclinical results are consolidated from separate reports and graphed together. Data presented is not the result of any head-to-head clinical trials and does not mean or suggest that BHV-7000 is clinically more safe and effective. March 2023

Kv7

BHV-7000 Exhibits Highly Differentiated Preclinical Profile

	Ezogabine	XEN1101	BHV-7000
Kv7.2/7.3 Activator	✓ Activator, clinical and preclinical anti-seizure activity	✓ Activator, clinical and preclinical anti-seizure activity	✓ **Activator, clinical and preclinical anti-seizure activity**
$GABA_A$ Activity "dialed-out"	✗ $GABA_A$ activity present	✗ $GABA_A$ activity present	✓ **Negligible $GABA_A$ activity**
Wide Therapeutic Index	✗ <3x reported[a,b]	✗ <5x reported[a]	✓ **>40x[b]**

a. Calculated as ratio of TD_{50} (rotarod) to ED_{50} (MES seizure assay) data presented by Xenon at Epilepsy Foundation Pipeline Conference, San Francisco (Feb 2018). **b.** Biohaven data on file (2022).
Preclinical results are consolidated from separate reports and not a result from head-to-head comparisons Data presented is not the result of any head-to-head clinical trials and does not mean or suggest that BHV-7000 is clinically more safe and effective.

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12 Biohaven | Investor Presentation March 2023

Kv7

BHV-7000 Phase I SAD/MAD Study Update: Dosing Completed

Preliminary Safety

- Single doses up to 100 mg and multiple doses up to 40 mg daily x15 days generally well-tolerated
- Most AEs mild and resolved spontaneously
- No serious or severe AEs
- No dose limiting toxicities

Preliminary Pharmacokinetics

- Target concentrations for efficacy exceeded based on preclinical MES model
- High fat meal had no effect on exposures

Pooled Adverse Events*	N = 61
Headache	7 (11.5)
Back pain	3 (4.9)
Constipation	2 (3.3)
Abdominal discomfort	2 (3.3)
Urinary frequency	2 (3.3)

Pooled adverse events from SAD and MAD cohorts occurring in more than 1 subject (preliminary blinded data including BHV-7000 and placebo groups)

* MedDRA® Preferred Term

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13 Biohaven | Investor Presentation March 2023

BHV-7000 Shows Favorable CNS-Associated AE Profile Compared to Xen1101 Across Pooled MAD Cohorts 14 1MedDRA® Preferred Term within the System Organ Class of “Nervous System Disorders” 2Data from 2019 73rd Annual American Epilepsy Society Meeting poster, Abstract # 3.31, published 11.25.19 Data presented is not the result of any head-to-head clinical trials and does not mean or suggest that BHV-7000 is clinically more safe and effective. Pooled Adverse Events1 BHV7000-101 MAD pooled (active, n=17) Xen1101 MAD pooled2 (active, n=18) Somnolence 0% 39% Headache 18% 39% Balance disorder 0% 17% Dizziness 0% 17% Memory impairment 0% 28% Sensory disturbance 0% 11% Speech disorder 0% 33% Biohaven | Investor Presentation March 2023

Kv7

Maximal Electroshock Seizure Model: Strongly Positive Predictive Translation to the Clinic


HHS Public Access
Author manuscript
Validated animal models for antiseizure drug (ASD) discovery:
Advantages and potential pitfalls in ASD screening
INTRODUCTION
Author Manuscript
Author Manuscript
Author Manuscript

Predictive Efficacy: Efficacy results from the maximal electroshock (MES) model are **predictive of efficacy in the epilepsy patient population**.

Other CNS diseases have not benefitted from such similarly predictive animal models (Loscher, 2016).

15 Biohaven | Investor Presentation March 2023

Kv7 In mania models, Kv7 activation reduces hypermetabolism and hyperactive behavior1 Robust MDD efficacy likely to translate to bipolar disorder2 fMRI study: ezogabine effects mediated by the limbic system Preclinical and Clinical Data Suggest a Role for Kv7 in Bipolar Disorder and Depression Biohaven | Investor Presentation16 1. Kristensen et al. J Neurochem (2012). 2. Costi et al. Am J Psychiatry (2021); 178(5):437-446. 3. Golberg et al. J Clin Psychiatry (2021) 82(1):20ed13649 DECREASING BRAIN HYPERACTIVITY Retigabine normalizes a mania model hypermetabolic signature to a higher degree than lithium Mania 3/3 positive studies of fluoxetine in bipolar depression indicate effects in MDD translate to bipolar disorder3 Depression Vehicle Lithium 120 mg/kg Retigabine 10 mg/kg ~7pt decrease vs placebo with ezogabine in depression symptoms Ch an ge in M AD RS sc or e Weeks 0 -5 -10 -15 -20 0 1 2 3 4 5 Ezo gab ine Plac eb o 0.8 0.6 0.4 0.2 0.0 -0.2 -0.4 Ch an ge in V S ac tiv at io n to re w ar d an tic ip at io n (o ut co m e > ba se lin e) March 2023

Kv7

Blockbuster Peak Sales Potential for Kv7 Platform

Epilepsy

3.5M EPILEPSY PATIENTS

adult and pediatric, US[1–3]

Treatment refractory/ uncontrolled patients


1.1M
2.4M

Focal epilepsy patients

200–300 KCNQ2-DEE

incidence in live births

Mood Disorders

7–11M

BIPOLAR DISORDER (US)[4]

34.5M

MAJOR DEPRESSIVE DISORDER (US)[5]

✓ Easy to Prescribe

Convenient dosing, no titration, no food effect

✓ Safe/Tolerable

Side effects negatively impacted other recent epilepsy launches

✓ Biohaven Proven Commercial Expertise in Neuroscience

1. https://www.cdc.gov/epilepsy/data/index.html (1.2% of the population has epilepsy, 60% is focal onset). 2. Kammerman S. West J Med. 2001 Aug;175(2):99-103. 3. Hauser WA. Epilepsia. 1991 Jul-Aug;32(4):429-45. 4. https://www.nimh.nih.gov/health/statistics/bipolar-disorder (2.8% of US adults have had BPD within last year and 4.4% of population over their lifetime). 5. Hasin DS. JAMA Psychiatry. 2018 Apr 1;75(4):336-346.

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17 Biohaven | Investor Presentation March 2023

TRPM3 (BHV-2100):
A Novel Peripheral Target for Neuropathic Pain

Differentiated from existing programs targeting TRPV1 and TRPA1

Appeared effective, but **class terminated for hyperthermia** despite significant investment

Difficult target to drug with PK/solubility issues; remains in active drug development (Lilly)

Conflicting data for pro- and anti-nociceptive role; remains in active drug development

Promising as a novel target: expressed at similar levels as TRPV1 and TRPA1 in peripheral neurons but unlikely to have thermal liabilities


X
TRPV1
TRPA1
TRPM8
TRPM3
Peripheral sensory neuron
Pain sensation
CGRP

- Current SoC comes with liabilities — addiction (opioids), sedation
- Pre-clinical data shows reversal of pain in various models, without sedative effects
- IND planned for 2H 2023

See Koivisto et al, Nature Reviews Drug Discovery 2022 for background on TRP channel drug development.

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18 Biohaven | Investor Presentation March 2023

TRPM3 (BHV-2100) Reduces Pain in Preclinical Models of Chemotherapy and Diabetic Neuropathy Encouraging evidence of pain reduction without the sedation observed with high dose tramadol/gabapentin Biohaven | Investor Presentation19 BHV-2100 5 mg/kg BHV-2100 25 mg/kg Tramadol 5 mg/kg BHV-2100 1 mg/kg Vehicle BHV-2100 1 mg/kg BHV-2100 25 mg/kg Pregabalin 30 mg/kg Gabapentin 150 mg/kg BHV-2100 5 mg/kg Vehicle DISCOVERY RESEARCH Drug administered 7 days after diabetic induction with STZ in rats Drug administered 6 days after oxaliplatin in mice Source: Biohaven data on file March 2023

BHV-8000: TYK2/JAK1 in NeuroInflammatory Disease

BHV-8000[1] has potential for first-in-class and best-in-class dual TYK2/JAK1 inhibition

- ✓ Most advanced, selective TYK2/JAK1 inhibitor with good brain penetration in animal models, to the best of our knowledge
- ✓ Dual inhibition of TYK2 and JAK1 can effectively block Th17 cell generation, Type I IFN signaling and inflammation
- ✓ JAK inhibitors are more efficacious anti-inflammatory agents than anti-TNFs



Tyk2
Jak1
Jak3
Jak2
Type I IFN
IL-23 → IL-17
IL-12
IFNγ
IL-6
IL-2, IL-4, IL-7
IL-9, IL-15, IL-21
Erythropoietin, GH, leptin, thrombopoietin, prolactin, GM-CSF
TYK2
JAK1
JAK2
JAK3
STAT1
STAT2
STAT3
STAT4
STAT6
STAT5a/b
STAT
Nucleus
Gene transcription

Modified from Gonciarz et al 2021 Immunotherapy (2021) 13(13), 1135–1150

1. Formerly TLL-041

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20 Biohaven | Investor Presentation March 2023

Cellular Drivers In Neuroinflammation: Predominant TYK2/JAK1 Effects TYK2/JAK1 cytokines • IFN-g • IL-b • TNF downstream of IFN-g • IL-8 • GM-CSF, MCP-1 Microglia are the resident macrophages of the CNS, playing an important role in neuroinflammation, repair and maintenance Microglia • IFN-g • IL-12 • TNF • IL-8 Abnormal astrocytic activity may exacerbate inflammatory reactions and contribute to tissue damage Astrocytes Lymphocytes, other leukocytes • IL-23 • IL-17 downstream of IL-23 • IL-2, IL-4 Strong evidence for Th17 lymphocyte involvement in the pathogenesis of multiple sclerosis and Parkinson’s disease March 2023Biohaven | Investor Presentation21

Properties of TYK2/JAK1 Selective Inhibitors Ideal for Treatment of Neuroinflammation

Brain penetrance

- Biologics are not brain penetrant
- Requires specially designed small molecule to reach site of action
- Existing agents exclude all lymphocytes from the CNS
  - TYK2/JAK1 inhibitor expected to selectively deplete CD4+ Th17 cells at the site of action

Dose-limiting tolerability issues of JAK2 and JAK3 inhibition minimized

- Serious cardiovascular events
- Severe immunosuppression
- Anemia, cancer, death

Small molecules allowing convenient at-home, daily oral administration

Potential adverse events of central immunomodulation rapidly addressed following withdrawal vs. long exposure of biologics

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Biohaven | Investor Presentation

March 2023

BHV-8000: Phase-1 Ready, Brain-Penetrant TYK2/JAK1 Inhibitor for Neurological Disorders

BHV-8000

✓ **The most advanced brain-penetrant, selective, dual TYK2/JAK1 inhibitor**
- Good brain penetration in pre-clinical species
- Excellent selectivity over JAK2 and JAK3, avoiding associated toxicities
- Wide estimated therapeutic windows

✓ **Mechanistic proof-of-concept has been demonstrated in preclinical models:**
- Inhibited LPS-induced proinflammatory cytokine production in mouse microglia
- Efficacy in Th17-dependent EAE mouse models
- Completely blocks dsRNA induced pSTAT1 signaling, considered important in Parkinson's disease, AD and ALS

✓ **Demonstrated good safety pharmacology and toxicology**
- Completed IND enabling toxicology studies

✓ **Pharmacokinetics potentially suitable for once daily dosing**

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23 Biohaven | Investor Presentation March 2023

TYK2/JAK1 Pathways in Parkinson's Disease

- α-synuclein aggregates in dopaminergic neurons of substantia nigra
- Microglia present α-syn fragments with MHC-II leading to immune response, and activated T cells entering the CNS
  - T cells release IFN-γ, activating microglia which release further proinflammatory cytokines
- Activated T cells and microglia injure and kill DA neurons
- Strong evidence implicates IL-17 and Th17 cells in Parkinson's
- TYK2/JAK1 kinase inhibitors reduce Th17 cells (through IL-23 inhibition) and reduced microglial activation through inhibition of IFN-γ signaling

BHV-8000 is ideally suited to reducing both important axes of neuroinflammation in Parkinson's microglia
Th1 cell
phagocytosis
aggregated a-syn
exosomes
autophagolysosome
MHCII
TCR
IFNR
Chemokines:
MCP-1
MIP-1a
MIP-1b
IP-10
M1 Cytokines:
TNF-a
IL-1
IL-6
IFN-g
dopaminergic neuron
neuronal injury
Substantia Nigra
Enteric Nervous System and Periphery
enteric neurons
clonal expansion
T cell
T cell
T cell
M1 macrophage
extracellular release
Th1 cell

Reish and Standaert, a-syn induction of inflammation in PD; Fu et al. Journal of Neuroinflammation (2022) 19:98

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Biohaven | Investor Presentation

March 2023

TYK2/JAK1 Inflammatory Pathways in Multiple Sclerosis

- Multiple sclerosis is an inflammatory disease in which humoral immune and cell-mediated immune responses target CNS antigens
- IL-17A-defective mice are highly resistant to induction of EAE
- PKM2 activators mediate potent inhibitory effects in EAE model due to Th17 cell effects
- In a meta-analyses of literature, TNF-α, IL-15, IL-12, IL-23/IL-17, and IFNγ were elevated in or predictors of MS patients vs. controls
- Secukinemab (IL-17A) demonstrates an effect in RRMS
- Brain penetrant TYK2/JAK1 kinase inhibitors reduce Th17 cells (IL-17 and IL-23) and target IL-12 signal transduction


Lymphoid tissue
CNS
B cell
B cells
Plasma cell
Neuron
T helper cell
Antibodies
Cytokines
Antigens
Oligodendrocyte
Dendritic cell
Microglia
CD8+ T cells
CD4+ T cells
T cells
X
X
X
X

Figure modified from https://u.osu.edu/multiplesclerosis/pathophysiology-and-clinical-presentation-correct-diagnosis/

BHV-8000 is ideally suited to reducing neuroinflammation in MS

McGinley et al, Immunity 52:342-356, Palle et al, Med Sci, 5:23, 2017;
Bai et al, Frontiers in Neuroscience, 10.3389, Oct 4, 2019, Havrdova, Multiple Sclerosis Journal, 18_509, 2012

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25 Biohaven | Investor Presentation March 2023

TYK2/JAK1 Inflammatory Pathways in Other Neuroinflammatory Disorders

- Alzheimer disease
  - Neuroinflammation is a key event in AD pathogenesis
  - Cytokines and chemokines affect TAU phosphorylation and amyloid deposition
  - Aβ induces the glial cell expression of several pro-inflammatory cytokines, such as interleukin-1β (IL-1β), IL-6, tumor necrosis factor-α (TNF-α) and interferon-γ (IFN-γ)
- Amyotrophic lateral sclerosis
  - TDP-43 inclusions may trigger Type I interferon in Amyotrophic Lateral Sclerosis and FTD
- Autoimmune encephalomyelitis
  - Multiple cytokines overlapping with TYK2/JAK1 cytokines suggests likely therapeutic role amyloid-β pathology
neuron
ISGs
IFNAR
ISGs
microglia
Aβ plaque
synapse removal
cognitive decline
type I IFN signaling
Alzheimer's disease
brain aging
tau pathology

Jonas J. Neher, Immunity 55, May 10, 2022

BHV-8000 reduces several key cytokines driving Alzheimer's pathology

Domingues et al, Curr Alzheimer Res. 2017 Aug; 14(8): 870–882.

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26 Biohaven | Investor Presentation March 2023

BHV-8000 Summary

Selective inhibition of TYK2/JAK1 has profile for best-in-class immunomodulation in neuroinflammatory disorders

CNS immunomodulation in neuroinflammatory disorders will interrupt the cycle of inflammation, neuronal injury and demyelination, and will complement other approaches directly addressing neurodegeneration such as amyloid, a-synuclein, tau and mitochondrial targeting therapies

Strong evidence supports potential efficacy in Parkinson's disease, multiple sclerosis, Alzheimer disease and possibly further neuroinflammatory diseases

Selectivity for TYK2/JAK1 mitigates non-selective JAK class liabilities, largely related to JAK2 and JAK3 inhibition, and offer potential to improve benefit-risk for the highly selective BHV-8000 dual kinase inhibitor biohaven

27 Biohaven | Investor Presentation March 2023

Biohaven | Investor Presentation28 TRORILUZOLE SCA and OCD SPINOCEREBELLAR ATAXIA (SCA) • Reduction in fall risk + treatment effect in SCA3 genotype • Safe and well-tolerated profile • Regulatory engagement planned for H1 2023 OBSESSIVE COMPULSIVE DISORDER (OCD) • Compelling mechanistic rationale for cortico-striatal glutamate abnormalities in OCD patients • Strong PoC in Phase 2 • Well-characterized in 1,000+ patients • Two Phase 3 studies ongoing; enrollment completion anticipated YE 2023 March 2023

GLUTAMATE

Troriluzole Phase 3 Results: Treatment Effect in SCA3 Genotype

- Post-hoc analysis suggests **troriluzole has disease-stabilizing effect in SCA3 genotype** (most common genotype, pre-identified randomization stratum)
  - In SCA3 patients (N=89 / 41%), numerical treatment benefit observed on change from baseline on f-SARA at week 48
  - LS mean change difference -0.55, nominal p-value = 0.053, 95% CI: -1.12, 0.01
  - In subgroup of SCA3 patients able to walk w/o assistance at baseline (N=55), greater numerical treatment benefit observed on change from baseline on f-SARA at week 48 (Figure)
  - LS mean change difference -0.71, nominal p-value = 0.031, 95% CI: -1.36, -0.07)
  - In SCA3 patients, reduction in fall risk also observed compared to placebo
- Primary endpoint was not met in overall population (n=213)


Troriluzole (N=27)
Placebo (N=28)
Least Squares Mean (95% CI)
Change From Baseline
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
0
4
8
12
24
36
48
Week

Reduction in fall risk + treatment effect in SCA3 patients suggest troriluzole has clinically meaningful benefit

f-SARA: Functional Scale for the Assessment and Rating of Ataxia

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29 Biohaven | Investor Presentation March 2023

BHV-4157 Troriluzole Treated OCD Patients: Strong Signal Observed in Phase 2 POC Supports Advancement to Phase 3 STUDY BHV-4157-202 Patients with moderate-to-severe OCD (Y-BOCS score ≥ 19) and inadequate response to standard of care SAMPLE SIZE 226 subjects RANDOMIZATION 1:1 DOSE Troriluzole 200 mg QD vs Placebo QD (in patients on standard of care) PRIMARY OUTCOME Y-BOCS, precedented outcome measure accepted by FDA Table 1: Troriluzole Effect on OCD in Phase 2/3 Trial1 Y-BOCS Total Change from Baseline Week 4 (N=115a, 111b) 8 (N=108a, 96b) 12 (N=102a, 99b) a. Placeboa -2.9 -3.6 -4.9 b. Troriluzoleb -3.4 -5.1* -5.9 p-value 0.451 0.041 0.220 1. BHV-4157-202 Final Unblinded Analysis YBOCS Total Change from Baseline by Week LSMeans from MMRM Model MITT Data Set Table 2: Troriluzole Effect on Patients with Severe OCD1 Y-BOCS Total Change from Baseline Week 4 (N=47c, 49d) 8 (N=45c, 42d) 12 (N=43c, 44d) a. Placeboc -3.5 -3.1 -4.6 b. Troriluzoled -4.1 -6.0* -7.0 p-value 0.584 0.035 0.084 1. Patients at baseline with median Y-BOCS total scores > 26 (severe OCD symptoms). * p < 0.05 versus placebo Y-BOCS, Yale-Brown Obsessive Compulsive Scale (FDA accepted outcome measure) GLUTAMATE Biohaven | Investor Presentation30 March 2023

Biohaven | Investor Presentation31 TALDEFGROBEP ALFA SMA Pivotal Phase 3 Study Initiated July 2022 • Large pre-clinical and clinical safety package licensed from BMS • Limited additional work needed to support BLA submission • 34 sites total, ~20 open POC for Mechanism of Action Supported by clinical data and multiple disease models Muscle and Bone Improvements Observed in non-clinical studies Strong Supporting Efficacy Signal Muscle mass growth in healthy subjects Large Safety Database Established in prior pediatric studies March 2023

T-Alfa: Targeting a Differentiated Regulatory Pathway of Muscular Growth The Most Advanced Phase 3 Ready Myostatin Inhibitor Safety studied with more than 300 subjects dosed in prior clinical studies in pediatric and adult populations Non-clinical studies showed muscle and bone improvements POC for mechanism of action supported by clinical data and multiple disease models Phase 3 study initiated in July 2022 Myostatin regulates muscle growth negatively Taldefgrobep alfa binds to myostatin to inhibit signaling Mechanistically, taldefgrobep-myostatin complex acts as ActRIIB receptor antagonist MYOSTATIN Biohaven | Investor Presentation32 March 2023

Bispecific Platform: IgG Degradation via MoDE™



Pathogenic target protein and MoDEs in circulation

Molecular Degraders of Extracellular Proteins (MoDE): small molecules bind extracellular target proteins and cause them to be removed from the body ***through the liver***

- Harnesses the body's own machinery for degrading proteins
- Extracellular protein targets are **eliminated** via the asialoglycoprotein receptor (ASGPR)



Binds liver (ASGPR)
Binds protein target

- Protein targets are degraded via endolysosomal proteolysis

* formerly BH 2640

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Biohaven | Investor Presentation

March 2023

Hepatic ASGPR Receptor Harnessed for Efficient and Safe Removal of Pathogenic Targets – Pan IgG Degradation



BHV-1300
BHV-1300 administered
by subcutaneous or IV



Immunoglobulin G
(IgG)
BHV-1300
Hepatocyte
Asialoglycoprotein
receptor (ASGPR)
01
BHV-1300 binds circulating
IgG to ASGPR on hepatocyte*
02
Dial-able levels
of IgG preserved
Internalized IgG is rapidly
degraded in lysosomes
03
Hepatocyte ASGPR cell membrane
receptors rapidly renewed

*Stylistic representation of IgG binding site

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Biohaven | Investor Presentation
March 2023

Hepatic ASGPR Receptor Harnessed for Efficient and Safe Removal of Pathogenic Targets

- High capacity ASGPR hepatocellular receptors internalize plasma proteins with specific motifs
- Bispecific ASGPR-binders with target-binder effectively removes [pathogenic] target from the circulation
- IgG may be more rapidly removed from the circulation than FcRN inhibitory antibody or antibody fragments, without causing hypoalbuminemia or dyslipidemia
  - Improved, dialable potency (deeper IgG/IgA reductions possible)
  - Improved pharmacodynamics (faster onset of action)
  - Improved safety profile (fewer side-effects, rapid drug elimination)

BHV-1300: A highly optimized Biohaven ASGPR binder advancing as drug candidate

- ✓ Balances liver removal of unbound to target-bound drug
- ✓ Optimizes safety vs efficacy
- ✓ Improves kinetics of target removal
- ✓ Suitable Target Product Profile for a rapid onset medication with weekly or less frequent SC administration biohaven

35 Biohaven | Investor Presentation March 2023

HepG2 cells internalize IgG-BHV-1300 complexes In vitro BHV-1300 Mediates Removal, Uptake and Degradation of IgG March 2023Biohaven | Investor Presentation36 1 10 100 1000 0 20000 40000 60000 80000 nM M FI Uptake of IgG in HepG2 EC50 110 BHV-1300 125nM BHV-1300 Untreated Uptake of IgG in HepG2 1 10 100 1000 10000 0 20000 40000 60000 80000 nM M FI Uptake of IgG in HepG2 EC50 99 BHV-1300 1 10 100 1000 0 20000 40000 60000 80000 nM M FI Uptake of IgG in HepG2 EC50 110 BHV-1300

BHV-1300 human IgG depletion in mice, single dose 12 mg/kg BHV-1300 Selected for Remarkable Efficiency in Removal of Exogenously Administered Human IgG in Mouse Screen Approximately 40% IgG removal achieved in 2 hours with a molar ratio of drug-to-target = 1.0 March 2023Biohaven | Investor Presentation37 0 2 4 6 8 10 0 1×109 2×109 3×109 4×109 5×109 Hours Ig G p g/ m l BHV-1300 human IgG depletion in mice, single dose 12 mg/kg BHV1300 SD, 12 mg/kg +IgG IgG

IgG is Specifically Depleted: IgA and IgM Levels Remain Unchanged March 2023Biohaven | Investor Presentation38 0 100 200 300 400 0 100 200 300 Hours Ig M % T 0t IgM % change by group 0 mg/kg 10 mg/kg 30 mg/kg 75 mg/kg 150 mg/kg 250 mg/kg • Preliminary BHVN data and literature consistent with an absence of effects on serum albumin, LDL, HDL or triglycerides, and specificity for targeted IgG species • Remarkable drug efficiency in mouse given exogenous IgG recapitulated in monkeys with endogenous IgG. Molar ratio of approximately 1.0 allows 60% IgG lowering following a single dose BHV-1300 administered IV to cynomolgus macaques 0 5 10 15 0 50 100 150 200 Days % Ig G T0 IgG 0 5 10 15 0 50 100 150 200 Days Ig A % T 0t IgA 0 5 10 15 0 50 100 150 200 Days Ig M % T 0t IgMIgG % change by group IgA % change by group IgM % change by group Days

BHV-1300 Administered by SC, IM or IV Routes has Comparable Bioavailability March 2023Biohaven | Investor Presentation39 Potentially allows at- home, self administration with subcutaneous injection 0 10 20 30 10 100 1000 10000 100000 Hours ng /m l BHV-1300 levels in plasma after a SD of 10 mg/kg in the presence of human IgG BHV-1300 IV 10 mg/kg BHV-1300 SQ 10 mg/kg BHV1300 IM 10 mg/kg F SQ ~ 99% F IM ~ 93% BHV-1300 levels in plasma after a single dose of 10 mg/kg in the presence of human IgG

Pan-IgG Degrader (BHV-1300) and SoC (Efgartigimod) Primate Data Efgartigimod: Cynomolgus Pharmacodynamics 0 5 10 15 0 25 50 75 100 125 Days % Ig G , ba se lin e vehicle 10 mg/kg 75 mg/kg 250 mg/kg BHV-1300: Cynomolgus Pharmacodynamics 3 days 75% depletion 5–7 days 50% depletion March 2023Biohaven | Investor Presentation40 IND ready in H2 2023 The Journal of Clinical Investigation 2018:128(10):4372-4386. httos://doi.org/10.1172/JC197911.

DISCOVERY RESEARCH Bispecific Platform: IgA Degrader for IgA Nephropathy Therapeutic Hypothesis: Galactosyl deficient-IgA (Gd-IgA) containing-immune complexes drive glomerular injury in IgA nephropathy.1 Specific removal of this pathogenic Gd-IgA with preservation of “normal” IgA (and other Ig’s) permits disease remission without incurring an infection risk. • Highly selective, rat mAb conjugate binds Gd-IgA with high affinity • Antibody humanization ongoing, subsequent conjugation with established degrader technology will allow rapid and efficient hepatic extraction, leaving “normal” IgA Biohaven | Investor Presentation41 1. Canetta et al, 2014, others. 2. Untested therapeutic hypothesis. anti-Gd-IgA antibody Liver Antibody-based MoDE removes Gd-IgA Gd-IgA removal drives efficacy without infection risk2 Chimeric antibody-ASGPR ligand conjugate specifically mediates endocytosis of Gd-IgA in HepG2 cells 0.1 1 10 100 1000 10000 0 200000 400000 600000 800000 1000000 nM M FI Chimeric KM55 ASGPR ligand conjugate specifically mediates endocytosis of galactose deficient IgA galactose deficient IgA normal serum IgA M ea n Fl uo re sc en ce In te ns ity March 2023

BHVN Bispecific Degrader Platform Summary • Pan-IgG degrader (BHV-1300) in nonclinical development with anticipated 2023 IND • Mechanism with potential for “pipeline in a product” • Highly optimized chemistry, drug delivery potential, and differentiated mechanism of action compared to standard of care • Following pan-IgG degraders, versatile and novel BHVN bispecifics for precision removal of degalactosylated IgA (pathogenic species of IgA in IgA nephropathy) and removal of other pathogenic proteins including specific autoantibodies currently in late discovery March 2023Biohaven | Investor Presentation42

Bispecific Platform: CD38 Targeted Cell Therapy for Multiple Myeloma

ARM

CD38 Antibody Recruiting Molecule (ARM™)

- Modular bispecific molecules with two moieties, each designed for non-covalent binding to a specific target
- Redirect endogenous antibodies to target cancerous or virally infected cells for immune destruction



BHV-1100 CD38
Targeting Therapy
NK Cell
Multiple
Myeloma
Cell
BHV-1100 + CIML NK cell



CD38 ARM™
Binds to CD38 receptor on the surface of multiple myeloma cells

Key Potential Advantage Over Biologics

- ✓ Lower manufacturing cost
- ✓ More versatile — smaller and tunable
- ✓ Faster and less expensive to develop
- ✓ Better safety and efficacy
  - Non-immunogenic; better dosing
  - Enhanced PK properties
  - Reduced NK cell fratricide compared to daratumumab

biohaven

43 Biohaven | Investor Presentation March 2023

ARM

Ex Vivo Patient Study: 4 Out of 5 Patients Showed Reduction in Plasma Cells (Multiple Myeloma)

Using patient bone marrow and a combination therapy



Patient bone marrow
Patient blood sample
Isolate NK cells
4 hrs
1. Bone marrow
2. BHV-1100
1. Bone marrow
2. BHV-1100
3. CIML NK cells
Generate CIML NK cells overnight
Readout % CD38+ CD138+ plasma cells

% reduction in plasma cells in patient bone marrow +/- autologous CIML NK cells in presence of BHV-1100



BHV-1100 + no NK cells
BHV-1100 + CIML NK cells
% reduction in CD38+ CD138+ PC
0
20
40
*
Patient 1
Patient 2
Patient 3
Patient 4
Patient 5

ONGOING CLINICAL STUDY

MRD + post-transplant multiple myeloma patients ongoing at Dana Farber Institute

- First patient survival to one year
- Two additional patients randomized

Journal of Clinical Oncology 2020 38:15_suppl, 8523-8523.

44 Biohaven | Investor Presentation March 2023

Second-generation ADC-linker technologiesBiohaven third-generation technology DISCOVERY RESEARCH Bispecific Platform: Advancing Next-Generation, Site-Specific Antibody Drug Conjugates (ADCs) Potential for best-in-class A single residue per heavy chain is available for conjugation • Controlled DAR* ratio is critical to therapeutic index • MATE tech precisely defines DAR* Improved linker stability should yield wider therapeutic index • Improved safety: less systemic, untargeted payload • Improved efficacy: targeted payload delivered to tumor Uses native antibody: potentially improved CMC vs. current tech N N N N O O O Payloadn n O O O Payload N H Click chemistry to engineered antibody Biohaven | Investor Presentation45 *DAR = Drug antibody ratio 0 0.1 0.2 0.3 0.4 0.5 1 2 3 4 5 6 Fr ac tio n La be lle d Residue Peptide Mapping (typical cartoon) 0 0.2 0.4 0.6 0.8 1 1 2 3 4 5 6 Fr ac tio n La be lle d Residue Peptide Mapping (typical cartoon) March 2023

Capitalization Considerations CGRP royalties: Pfizer will make royalty payments in low- to mid-teens% in respect of annual U.S. net sales of rimegepant and zavegepant >$5.25B, subject to annual cap ($400M/year)3 ~$465.3 million2 SHARE O/S CASH & MARKETABLE SECURITIES POTENTIAL ROYALTIES 1. Excludes 9.1 million options ($7.00 strike price). 2. As of December 31, 2022. 3. Cap reached if aggregate annual U.S. net sales of rimegepant and zavegepant amount to $8.15B. Royalty payments would be in respect of years ended on or before 12/31/40. Biohaven | Investor Presentation46 68.2 million1 March 2023

Near-Term Milestones (Anticipated)

○ Milestone achieved

DRUG NAME	INDICATIONS	2H 2022	1H 2023	2H 2023
BHV-7000 Kv7 channel activator	Focal Epilepsy		Phase 1 Topline (milestone achieved); Initiate EEG Study	Initiate Phase 2/3
	Bipolar Disorder			Initiate Phase 2/3
BHV-7010 Kv7 channel activator	Epilepsy and Mood Disorders			File IND
BHV-2100 TRPM3	Chronic Pain			File IND
BHV-8000 TYK2/JAK1	Immune-Mediated Brain Disorders		Initiate Phase 1	Initiate Phase 1
Troriluzole NCE prodrug of riluzole	Spinocerebellar Ataxia		Regulatory Interaction	
	Obsessive-Compulsive Disorder			Complete Enrollment
Taldefgrobep Alfa Anti-myostatin adnectin	Spinal Muscular Atrophy	Initiated Phase 3 (milestone achieved)		
BHV-1300 IgG degrader	Undisclosed			File IND

47 Biohaven | Investor Presentation March 2023

Pursuing novel paths of science A broad therapeutic portfolio Formula for continued growth HIGH VALUE PLATFORMS INNOVATIVE PORTFOLIO PROVEN BUSINESS FORMULA